united states securities and exchange commission
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) October 25, 2005
HARTVILLE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-82786	94-3360099

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3840 Greentree Ave., SW, Canton, OH	44706

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 484-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

ITEM 1.01 ENTERING INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 7.01
SIGNATURES
EX-4.1
EX-4.2
EX-10.1
EX-99.1

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTERING INTO A MATERIAL DEFINITIVE AGREEMENT.
Effective September 30, 2005, the Registrant entered into an Interest Amendment and Waiver Agreement with the holders of its two (2) year Convertible Debentures due November 2006. The Agreement was entered into on October 25, 2005. The Agreement provides that the Registrant’s Convertible Debenture holders will waive all of the Registrant’s registration obligations to register the underlying common stock which may be issued upon conversion of the Convertible Debentures or exercise of the associated warrants. The Registrant has agreed to use its best efforts to cause the underlying shares to be registered as soon as possible. In exchange for this waiver, the Registrant granted to the holders new payment-in-kind (“PIK”) Convertible Debentures which effectively increase the future interest in the Convertible Debentures from the original prepaid seven percent (7%) coupon to a prepaid fifteen percent (15%) rate. The PIK Debentures are convertible into the Registrant’s common stock at $.20 per share. In addition to the PIK Debentures, the Registrant also agreed to set the exercise price of the warrants associated with the original Convertible Debentures to $.01 per share as well as granting new warrants related to the PIKs at the same exercise price. A copy of the form of Interest Amendment and Waiver Agreement is attached as Exhibit 10.1 and incorporated herein by reference.
SECTION 3. SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
On October 25, 2005, the Company issued $1,103,141.00 of prepaid PIK Debentures due November 2006, which are convertible into shares of the Registrant’s common stock at $.20 per share. In addition, the Registrant issued 5,515,704 warrants to purchase the Registrant’s common stock at an exercise price of $.01 per share.
The securities issued by the Registrant were a PIK to effectively increase the interest rate of previously issued Convertible Debentures by an additional eight percent (8%) to a total effective interest rate on the outstanding Convertible Debentures to a prepaid fifteen percent (15%) rate. The PIK Debentures and warrants were issued in exchange for a waiver by the holders of the Registrant’s two (2) year Convertible Debentures due November 2006, of the Registrant’s requirements to register the underlying common stock to be issued in the event of a conversion of such Convertible Debentures and the exercise of the warrants issued in connection therewith.
The PIK Debentures and warrants were issued to a total eleven (11) purchasers, all of whom were “accredited investors” and existing securities holders of the Registrant. The Registrant relied on Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. The form of PIK Debenture is attached as Exhibit 4.1 and is incorporated herein by reference. The form of Warrant Agreement is attached as Exhibit 4.2 and is incorporated herein by reference.
SECTION 7 REGULATION FD
ITEM 7.01.
On October 25, 2005, the Registrant issued a press release announcing that it has reached a Waiver Agreement with the holders of its two (2) year Convertible Debentures due November 2005, and that the Company has issued $1,103,141 of new Convertible Debentures and 5,515,704 warrants with an exercise price of $.01 per share, a copy of the Press Release is attached as Exhibit 99.1 and in incorporated herein by reference.

SECTION 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits are incorporated by reference as part of this Report:

Exhibit	Description of Exhibit
4.1	Form of Convertible Debenture dated September 30, 2005

4.2	Form of Warrant Agreement dated September 30, 2005

10.1	Interest Amendment and Waiver Agreement effective September 30, 2005

99.1	Press Release dated October 25, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of October, 2005.

HARTVILLE GROUP, INC.

By: /s/ Dennis C. Rushovich

Dennis C. Rushovich President

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